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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported)         July 16, 1998



                       DONALDSON, LUFKIN & JENRETTE, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)



                         1-6862                                13-1898818
                (Commission File Number)                    (I.R.S. Employer
                                                          (Identification No.)


           277 Park Avenue, New York, New York                    10172
         (Address of principal executive office)               (Zip Code)


       Registrant's telephone number, including area code: (212) 892-3000





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Item 5. Other Events

         A press release dated July 16, 1998, issued by Donaldson, Lufkin & Jenrette, Inc., is filed herewith as an exhibit concerning the sale of up to $300 million of newly issued common stock to its parent companies, Equitable Companies Incorporated and AXA Group in a private transaction.

         (c)   Exhibit

    Exhibit 99.2           Press release dated July 16, 1998.




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                               SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Donaldson, Lufkin & Jenrette, Inc.


                                          /s/ Marjorie White
                                          -----------------------------------
                                          Marjorie White
                                          Secretary




July 16, 1998